UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2009

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California	94063-5587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

(a) Effective as of September 18, 2009, Serena Software, Inc. (“Serena”) awarded a total of 1.825 million restricted stock units to executive officers and other key employees of Serena as described under Item 5.02 below, which is incorporated herein by reference. Insofar as these awards constituted an offer or sale of securities under applicable securities laws, Serena issued the securities under an exemption from registration requirements pursuant to Rule 701 of the Securities Act of 1933, which provides an exemption for offers and sales of securities pursuant to certain compensatory benefit plans.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Effective as of September 18, 2009, (i) the board of directors of Serena approved an Amended and Restated 2006 Stock Incentive Plan (“Stock Plan”), which is filed as Exhibit 10.1 hereto and incorporated herein by reference; (ii) Serena’s compensation committee approved the form of a restricted stock unit agreement for awards of restricted stock units under the Stock Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference; (iii) Serena’s board of directors approved awards of restricted stock units to executive officers of Serena pursuant to the terms of the restricted stock unit agreement and Stock Plan; and (iv) Serena’s compensation committee approved awards of restricted stock units to other officers and key employees of Serena pursuant to the terms of the restricted stock unit agreement and Stock Plan. Subject to the continued employment of the participant, the restricted stock units will vest in full on the third anniversary of the date of grant and are subject to partial or full acceleration of vesting upon a change in control or initial public offering as described in the restricted stock unit agreement. A total of 1.825 million restricted stock units were awarded from shares currently available for grant under the Amended and Restated 2006 Stock Plan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2006 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
Name:	Edward F. Malysz
Title:	Senior Vice President,
General Counsel

Date: September 24, 2009

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated 2006 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan